UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

As previously disclosed on February 11, 2020, SeaWorld Entertainment, Inc. (the “Company”) entered into a binding agreement for the settlement of a previously disclosed putative derivative lawsuit commenced in 2014, captioned Kistenmacher v. Atchison, et al., Civil Action No. 10437 (“Kistenmacher”), filed in the Court of Chancery of the State of Delaware.  Pursuant to the settlement agreement, which was memorialized in a Stipulation of Compromise and Settlement filed with the Court on February 28, 2020, the Company received $12.5 million of insurance proceeds from the Company’s insurers to be used for general corporate purposes and will adopt certain corporate governance modifications.

The settlement agreement is subject to final approval by the Court, and the Court has scheduled a hearing for May 21, 2020 at 9:15 a.m., Eastern Time, at the Court of Chancery of the State of Delaware, Kent County, 414 Federal Street, Dover, Delaware 19901, to consider approval of the settlement agreement.  Stockholders have the right to object to the settlement agreement.  The deadline for the submission by stockholders of an objection to the settlement agreement is May 7, 2020, fourteen calendar days prior to the hearing.

Additional information regarding the proposed terms of settlement can be found in the Notice of Pendency and Proposed Settlement of Derivative Action, a copy of which is included as Exhibit 99.1 to this report and incorporated herein by reference, and on the Investor Relations page of our website, http://www.seaworldentertainment.com.

The Company’s press release announcing the entry into the settlement agreement is included as Exhibit 99.2 to this report.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, and regardless of any incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement of Derivative Action
99.2	Press Released dated March 27, 2020
104	Cover page interactive data filed (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: March 27, 2020	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary